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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of

                      the Securities Exchange Act of 1934



                               February 26, 2000

                Date of Report (Date of earliest event reported)



                               TUT SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)

           Delaware                            0-25291                          94-2958543
---------------------------------      ------------------------              --------------------
(State or other jurisdiction of        (Commission File Number)                (I.R.S. Employer
        incorporation)                                                        Identification No.)

                                2495 ESTAND WAY

                        PLEASANT HILL, CALIFORNIA  94523

          (Address of principal executive offices, including zip code)


                                 (925) 682-6510

              (Registrant's telephone number, including area code)


                                      N/A

             (Former name or address, if changed since last report)
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Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     On February 26, 2000, Tut Systems, Inc. ("Tut") signed a non-binding letter of intent to acquire Xstreamis, PLC. On February 28, 2000, Tut issued a press release announcing the signing of this letter of intent. A copy of the press release is included herein as Exhibit 99.1 and is incorporated by reference herein.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

     (c)  Exhibits.

          The following exhibit is filed herewith:

          99.1 Press Release, dated as of February 28, 2000, by Tut Systems, Inc., "Tut Systems Signs Letter of Intent to Acquire Xstreamis."


                                   SIGNATURE

     Pursuant to requirements of the Securities Exchange Act of 1934, Tut Systems, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    TUT SYSTEMS, INC.

Dated:  March 2, 2000               By:  /s/ Nelson B. Caldwell
                                         ----------------------
                                         Nelson B. Caldwell, Vice President,
                                         Finance, Chief Financial Officer and
                                         Secretary